UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2021 (June 28, 2021)

Humana Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-5975	61-0647538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Main Street, Louisville, Kentucky 40202

(Address of Principal Executive Offices, and Zip Code)

(502) 580-1000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On June 28, 2021, Humana Inc. (the “Company”) announced that, effective immediately, Susan M. Diamond has been elected by the Company’s Board of Directors as Chief Financial Officer.

Ms. Diamond, age 48, has served as Segment President, Home Business and Interim Chief Financial Officer, since her election to that role on June 1, 2021, having previously served as Segment President, Home Business since her election in July 2019. Ms. Diamond joined the Company in June 2004 and has spent the majority of her Humana career in various leadership roles in the Medicare business, with a particular passion and emphasis on growth and consumer segmentation strategies for the Company’s individual Medicare Advantage and Stand Alone Part D offerings. Ms. Diamond also served for two and a half years as the Enterprise Vice President of Finance, where she was responsible for enterprise planning and forecasting, trend analytics and had responsibility for each of the Company’s line of business CFOs and controllers.

There are no arrangements or understandings between Ms. Diamond and any other persons pursuant to which she was appointed the Company’s Chief Financial Officer. There is no family relationship between Ms. Diamond and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company has not entered into any transactions with Ms. Diamond that would require disclosure pursuant to Item 404(a) of Regulation S–K under the Exchange Act.

(e) As compensation for her service as the Company’s Chief Financial Officer, Ms. Diamond will receive compensation as follows:

•	base salary of $750,000;

•	participation at the 100% target level in the Company’s short-term incentive plan under the same terms as other Company executive officers;

•	a long-term equity incentive grant comprised of (a) $400,000 of restricted stock units, and (b) $400,000 of options, in each case with time-based vesting ratably over the next three years;

•

participation in the Company’s Severance Policy and Change in Control Policy, which provide for benefits upon certain qualifying terminations of employment, consistent with other Company executive officers;

•	matching charitable contribution benefit of $30,000 annually; and

•	other benefits commensurate with service as an executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Cynthia H. Zipperle
Cynthia H. Zipperle
Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)

Dated:    June 28, 2021